Exhibit 21

                  SUBSIDIARIES OF COLLINS & AIKMAN CORPORATION


Company                                                                                                Jurisdiction
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
Collins & Aikman Products Co.                                                                              Delaware
      The Akro Corporation                                                                                 Delaware
      Carcorp, Inc.                                                                                        Delaware
      Cepco, Incorporated                                                                                  Delaware
      Collins & Aikman Asset Services, Inc.                                                                Delaware
           CW Management Corporation(1)                                                                    Delaware
           Hopkins Services, Inc.(2)                                                                      Minnesota
           SAF Services Corporation(3)                                                                     Delaware
      Collins & Aikman Automotive International, Inc.                                                      Delaware
      Collins & Aikman Carpet & Acoustics (MI), Inc.                                                       Delaware
      Collins & Aikman Carpet & Acoustics (TN), Inc.                                                      Tennessee
      Collins & Aikman Export Corporation                                                         U.S. Virgin Isles
      Collins & Aikman Holdings Canada Inc.                                                                  Canada
           Collins & Aikman Canada Inc.                                                                      Canada
                C & A Canada International Holdings Limited(4)                                               Canada
                      Collins & Aikman Luxembourg, S.A.                                                  Luxembourg
                Imperial Wallcoverings (Canada) Inc.                                                         Canada
      Collins & Aikman International Corporation                                                           Delaware
           Collins & Aikman Europe, Inc.                                                                   Delaware
                Collins & Aikman (Gibraltar) Limited                                             Gibraltar/Delaware
                      Collins & Aikman Europe S.A.(5)                                                    Luxembourg
                           C&A (Gibraltar)                                                                Gibraltar
                               C&A (Gibraltar) No. 2                                                      Gibraltar
                           Collins & Aikman Automotive Holding GmbH                                         Germany

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(1)  10% owned by Willis Corroon Corporation of North Carolina

(2)  10% owned by by O'Brien & Gere of North America, Inc.

(3)  10% owned by Unicare, Inc.

(4)  50% owned by Collins & Aikman Plastics, Ltd.

(5)  29% owned by Collins & Aikman Luxembourg, S.A.

                               Collins & Aikman Automotive Systems GmbH                                     Germany
                               Dura Convertible Systems GmbH                                                Germany
                           Collins & Aikman Automotive Systems N.V.(6)                                      Belgium
                           Collins & Aikman Automotive Systems S.L.(7)                                        Spain
                           Collins & Aikman Europe B.V.                                                 Netherlands
                               Collins & Aikman Automotive Floormats Europe B.V.                        Netherlands
                           Collins & Aikman Holding AB                                                       Sweden
                               Collins & Aikman Automotive Systems AB                                        Sweden
                           Collins & Aikman Products GmbH                                                   Austria
                           Collins & Aikman Holdings Limited                                         United Kingdom
                               Collins & Aikman Automotive Systems Limited                           United Kingdom
                                    Collins & Aikman Automotive Carpet Products (UK) Limited         United Kingdom
                               Collins & Aikman Plastics (UK) Limited                                United Kingdom
                                    Abex Plastic Products Limited                                    United Kingdom
                                    Manchester Kigass International Limited                          United Kingdom
                                    Premier Springs & Pressings Limited                              United Kingdom
           Collins & Aikman Holdings, S.A. de C.V.(8)                                                        Mexico
                Amco de Mexico, S.A. de C.V.                                                                 Mexico
                Collins & Aikman de Mexico, S.A. de C.V.(9)                                                  Mexico
                Collins & Aikman Carpet & Acoustics, S.A. de C.V.(10)                                        Mexico
                Dura Convertible Systems de Mexico, S.A. de C.V.(11)                                         Mexico
                Industrias Enjema, S.A. de C.V.(12)                                                          Mexico
                Servitop, S.A. de C.V.(13)                                                                   Mexico
                Servitrim, S.A. de C.V.(14)                                                                  Mexico
      Collins & Aikman Plastics, Inc.                                                                      Delaware
           Collins & Aikman Plastics, Ltd.                                                                   Canada
      Collins & Aikman Properties, Inc.                                                                    Delaware

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(6)  Ten shares owned by Collins & Aikman Automotive Systems AB

(7)  One share owned by J. Michael Stepp

(8)  One share owned by Habinus Trading Company

(9)  One share owned by The Akro Corporation

(10) 20% owned by Pablo Sidaoui Dib and Alberto Sidaoui Dib

(11) One share owned by Dura Convertible Systems, Inc.

(12) One share owned by Collins & Aikman International Corporation

(13) One share owned by Amco de Mexico, S.A. de C.V.

(14) One share owned by Dura Convertible Systems de Mexico, S.A. de C.V.



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



      Dura Convertible Systems, Inc.                                                                       Delaware
           Amco Convertible Fabrics, Inc.                                                                  Delaware
      Gamble Development Company                                                                          Minnesota
      Grefab, Inc.                                                                                         New York
      JPS Automotive L.P.(15)                                                                              Delaware
           Cramerton Automotive Products, Inc.                                                             Delaware
           JPS Automotive Products Corp.                                                                   Delaware
      Ole's, Inc.                                                                                        California
      PACJ, Inc.                                                                                           Delaware
      Simmons Universal Corporation                                                                        Delaware
      Waterstone Insurance, Inc.                                                                            Vermont
      Wickes Asset Management, Inc.                                                                        Delaware
      Wickes Manufacturing Company                                                                         Delaware
      Wickes Realty, Inc.                                                                                  Delaware

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(15) General partner interest owned by PACJ, Inc.



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